UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2005

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On October 24, 2005, Ameriprise Financial, Inc. (the “Company”) issued a press release announcing, among other things, its financial results for the third quarter of 2005.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form
8-K and is incorporated herein by reference and furnished herewith.  In addition, the Company furnishes herewith, as Exhibit 99.2, its Quarterly Statistical Supplement for the quarterly period ended September 30, 2005.

The press release furnished as Exhibit 99.1 includes references to “adjusted earnings,” “adjusted revenues” and “adjusted expenses” and related per diluted share data and other related “adjusted” financial measures, which are non-GAAP financial measures.  These adjusted financial measures exclude accounting changes, discontinued operations, the operations of AMEX Assurance and non-recurring costs related to the Company’s separation from American Express Company (“AXP”).  The press release also includes references to “total expenses before separation costs” and “income tax provision before tax benefits attributable to separation costs,” which are non-GAAP financial measures that exclude the impact of non-recurring costs related to the Company’s separation from AXP.  The Company believes that these non-GAAP financial measures are useful to investors because they are more indicative of the Company’s operating performance than the most directly comparable GAAP financial measures.

Item 8.01               Other Events.

On October 24, 2005, the Company issued a press release announcing, among other things, that it entered into a Memorandum of Understanding Concerning Settlement Terms regarding the settlement of a class action lawsuit.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information under the heading “Settlement of Class Action Lawsuit” of such press release is incorporated herein by reference and furnished herewith.

The Company, formerly the subsidiary of AXP known as American Express Financial Corporation, along with various other affiliated defendants listed below, entered into a Memorandum of Understanding Concerning Settlement Terms (“MOU”) to settle the pending consolidated securities class action lawsuit styled In re American Express Financial Advisors Securities Litigation, Master Docket No.1: 04-CV-1773 (S.D.N.Y.).  As previously disclosed in the Company’s Registration Statement on Form 10 and Information Statement filed with the Securities and Exchange Commission, defendants in the action are the Company, the Company’s subsidiary Ameriprise Financial Services, Inc. (formerly named American Express Financial Advisors Inc. (“AFSI”), our former parent corporation American Express Company and James Cracchiolo as CEO of the Company and AFSI  (collectively, the “Defendants”).  The amended complaint also identifies various proprietary mutual funds, known as American Express® or AXP® brand mutual funds (the “AXP Funds”), as nominal defendants (the AXP Funds and the funds of its successor brand RiverSourceSM will be referred to collectively as the “Nominal Defendants”).  The amended complaint in this litigation alleged that the Defendants fraudulently or otherwise improperly (1) sold mutual funds as part of a program or practice where revenue sharing and/or directed brokerage was paid to any of the Defendants, (2) sold AXP Funds, and (3) sold financial plans to members of the purported class during the alleged class period.  The class period covered by the MOU is March 10, 1999 through and including the date of the stipulation of settlement (the “Class Period”).  The Defendants have denied any liability or wrongdoing with respect to the claims raised in the litigation. Under the terms of the MOU, the named plaintiffs, the Defendants, and the Nominal Defendants agree that the final stipulation will contain a disclaimer of liability or wrongdoing, consistent with the MOU.

Subject to the terms and conditions set forth in the MOU, the Company on behalf of all Defendants will pay into escrow for the benefit of the class members $100 million (the “Settlement Fund”) within

10 business days of preliminary approval of the settlement by the court.  Reasonable attorneys’ fees will be paid out of the Settlement Fund.  In exchange for the Settlement Fund, the Defendants and the Nominal Defendants shall be granted a release and discharge of all claims in the Complaint and any other claims or causes of action that are or could have been alleged or asserted with respect to conduct giving rise to any or all of those claims for the Class Period, including, but not limited to, claims or causes of action during the Class Period relating to: (1) receipt or payment of revenue sharing and/or directed brokerage; (2) the purchase or sale of proprietary mutual funds, including AXP Funds; (3) the purchase or sale of mutual funds that are part of the Select Group Program, the Preferred Provider Program, and/or any other program or practice where revenue sharing and/or directed brokerage was paid to any of the Defendants; (4) fees paid for financial plans; and (5) the rendering of financial advice where the person has paid a fee for advice, including but not limited to advice rendered in financial plans; and (6) the recommending by AEFA of products or investments, where the person has paid a fee for advice, including but not limited to recommendations made in financial plans.   The broad scope of this release will allow the Company to go forward under its new brand with the contingent liability represented by the In re AEFA class action behind it.

 The MOU, Stipulation of Settlement and Settlement Agreement are contingent upon the satisfaction of various conditions, including, but not limited to, preliminary approval by the court and final approval by the court after notice to the class and a hearing.  There can be no assurance that the Settlement Agreement will be approved by the Court or upheld if challenged on appeal.

As of September 30, 2005 the Company had accrued a reserve that is sufficient to cover the contingent liability for the settlement.  The reserve for this litigation was increased by $70 million pretax, $46 million after-tax, at September 30, 2005 from the reserve at June 30, 2005. The impact of this reserve increase is reflected on the Company’s consolidated income statements for the periods ended September 30, 2005.  While AXP is a signatory to the MOU, the Company bears the entire cost of the settlement.

Item 9.01               Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated October 24, 2005 announcing financial results for the third quarter of 2005 and settlement of class action lawsuit

Exhibit 99.2	Quarterly Statistical Supplement for the quarterly period ended September 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(REGISTRANT)

DATE: October 24, 2005	By:	/s/ Walter S. Berman
		Name:	Walter S. Berman
		Title:	Executive Vice President and Chief Financial Officer

AMERIPRISE FINANCIAL, INC.
CURRENT REPORT ON FORM 8-K
Report Dated October 21, 2005

Exhibit No.	Description

Exhibit 99.1	Press Release dated October 24, 2005 announcing financial results for the third quarter of 2005 and settlement of class action lawsuit

Exhibit 99.2	Quarterly Statistical Supplement for the quarterly period ended September 30, 2005